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                           SAGE INSURANCE GROUP, INC.
                         NON-QUALIFIED COMPENSATION PLAN






                            Effective January 1, 1999
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                                Table of Contents

           SECTION                                                                                                       PAGE
1.         ESTABLISHMENT AND PURPOSE........................................................................................1
2.         DEFINITIONS......................................................................................................1
           2.1.      Accounts...............................................................................................1
           2.2.      Accrual Adjustments....................................................................................1
           2.3.      Benefits...............................................................................................2
           2.4.      Code...................................................................................................2
           2.5.      Committee..............................................................................................2
           2.6.      Compensation...........................................................................................2
           2.7.      Deferred Compensation Account..........................................................................2
           2.8.      Deferral Election......................................................................................2
           2.9.      Designated Beneficiary.................................................................................2
           2.10.        Election Advice Form................................................................................3
           2.11.        Elective Deferral Account...........................................................................3
           2.12.        Effective Date......................................................................................3
           2.13.        ERISA...............................................................................................3
           2.14.        Excess Compensation.................................................................................3
           2.15.        Investment Adjustment Percentage....................................................................3
           2.16.        Plan................................................................................................3
           2.17.        Plan Year...........................................................................................4
           2.18.        Qualified Plan......................................................................................4
           2.19.        Rabbi Trust.........................................................................................4
           2.20.        Sage................................................................................................4
           2.21.        Unforeseeable Emergency.............................................................................4
3.         ADMINISTRATION...................................................................................................4
4.         ELIGIBILITY......................................................................................................5
           4.1.      Deferred Compensation Account..........................................................................5
           4.2.      Elective Deferral Account..............................................................................5
5.         VESTING..........................................................................................................5
           5.1.      Elective Deferral Account..............................................................................5
           5.2.      Deferred Compensation Account..........................................................................5
6.         PLAN ACCRUALS....................................................................................................5
           6.1.      Deferred Compensation Account..........................................................................5
           6.2.      Elective Deferral Account..............................................................................6
           6.3.      Elective Deferrals.....................................................................................6
           6.4.      Accrual Adjustment.....................................................................................6
           6.5.      Investment Adjustment..................................................................................7
7.         BENEFITS.........................................................................................................8
           7.1.      Termination of Employment..............................................................................8
           7.2.      Death Benefit..........................................................................................8
           7.3.      Unforeseeable Emergency................................................................................8
           7.4.      Time of Payment........................................................................................8

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

8.         SOURCE OF BENEFITS...............................................................................................8
9.         RABBIT TRUST.....................................................................................................9
10.        ASSIGNMENT.......................................................................................................9
11.        NO RETENTION OF SERVICES.........................................................................................9
12.        REORGANIZATION...................................................................................................9
13.        AMENDMENT AND TERMINATION........................................................................................9
14.        GOVERNING LAW....................................................................................................9
15.        HEADINGS; GENDER.................................................................................................9
16.        INTERPRETATION OF THE PLAN.......................................................................................9
17.        LEGAL FEES......................................................................................................10
18.        GENERAL CREDITOR STATUS AND UNFUNDED OBLIGATION.................................................................10
19.        TAX AND ERISA STATUS............................................................................................10
20.        CLAIMS PROCEDURE................................................................................................10
           20.1.        Claims for Benefits................................................................................10
           20.2.        Review of Denial of Claims.........................................................................11
           20.3.        Decision on Review of Denial.......................................................................11
21.        SELECT GROUP OF EMPLOYEES.......................................................................................11


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                           SAGE INSURANCE GROUP, INC.
                         NON-QUALIFIED COMPENSATION PLAN

                  THIS NON-QUALIFIED COMPENSATION PLAN (Plan") is adopted this __ day of May, 1999, by Sage Insurance Group, Inc., a Delaware corporation ("Sage") with its office and principal place of business in Stamford, Connecticut.

         RECITALS:

                  Sage currently maintains a money purchase pension plan ("Qualified Plan") for the benefit of its eligible employees. Under the current terms and conditions of the Qualified Plan, participants are entitled to an annual contribution equal to 10.5% of the participant's eligible compensation.

                  Sage desires to provide benefits under this Plan to a select group of management or highly compensated employees whose compensation is in excess of the compensation limits mandated pursuant to Section 401(a)(17) of the Internal Revenue Code of 1986 ("Code") and the contribution limitations imposed pursuant to Section 415 of the Code.

                  Sage further desires to provide benefits under this Plan to a select group of management or highly compensation employees desiring to make deferral elections under the Plan, whether or not the select group of employees have Compensation in excess of the limitations imposed pursuant to Section 401(a)(17) of the Code.

         AGREEMENT:

         Sage hereby adopts the following Plan:

1. ESTABLISHMENT AND PURPOSE

         Sage hereby establishes the Plan for the purpose of providing deferred compensation benefits to Sage employees eligible to participate in the Plan.

2. DEFINITIONS

    2.1. ACCOUNTS.


         The Deferred Compensation Account established pursuant to Section 6.1 and the Elective Deferral Account established pursuant to Section 6.2.

    2.2. ACCRUAL ADJUSTMENTS.


         Adjustments to Deferred Compensation Accounts based upon accruals required pursuant to Section 6.4.
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    2.3. BENEFITS.


         The accruals made by Sage pursuant to Section 6 of the Plan.

    2.4. CODE.


         The Internal Revenue Code of 1986, as subsequently amended from time to time.

    2.5. COMMITTEE.


         The Committee appointed pursuant to Section 3 by the Board of Directors of Sage to administer the Plan.

    2.6. COMPENSATION.

         a. Elective Deferral Accounts. For purposes of Deferral Elections, Compensation shall mean cash remuneration paid by Sage to an employee for services rendered which is reported to the employee on Treasury Form W-2 for each Plan Year.

         b. Deferred Compensation Accounts. For purposes of Accrual Adjustments for Deferred Compensation Accounts the terms Compensation shall have the same meaning used in the Qualified Plan; provided, however that the limitations under Section 401(a)(17) of the Code shall not apply in determining Compensation.

    2.7. DEFERRED COMPENSATION ACCOUNT.


         The book reserve account maintained for the Participant pursuant to
         Section 6.1.

    2.8. DEFERRAL ELECTION.


         The election by a Participant to defer a portion of the Participant's Compensation to the Plan pursuant to Section 6.3.

    2.9. DESIGNATED BENEFICIARY.


         The person or persons designated by a Participant in writing to receive all or part of the Participant's Accounts upon the Participant's death provided such designation is delivered to the Committee prior to the Participant's death. A designation may be replaced by a new beneficiary designation or may be revoked by the Participant at any time by written notice delivered to the Committee prior to the Participant's death. If no Designated Beneficiary has been designated or if no Designated Beneficiary is

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         living at the time of the Participant's death, the payment of Benefits credited to the Participant's Accounts shall be made to the Participant's estate. If the Participant is unable to locate a Designated Beneficiary, payment shall be made entirely to the Designated Beneficiaries that can be located or, if no other Designated Beneficiaries were named or can be located, to the Participant's estate.

   2.10. ELECTION ADVICE FORM.


         The Form utilized by the Committee pursuant to Section 6.5b permitting Participants to advise the Trustee of a Rabbi Trust of their theoretical investments preferred for the Plan.

   2.11. ELECTIVE DEFERRAL ACCOUNT.


         The Account established for a Participant pursuant to Section 6.2.

   2.12. EFFECTIVE DATE.


         The Effective Date of this Plan which is January 1, 1999.

   2.13. ERISA.


         The Employee Retirement Income Security Act of 1974, as subsequently amended.

   2.14. EXCESS COMPENSATION.


         Compensation paid by Sage to the Participant for the Plan Year in excess of the allowable maximum compensation permitted pursuant to
         Section 401(a)(17) of the Code.

   2.15. INVESTMENT ADJUSTMENT PERCENTAGE.


         That percentage adjustment for the accruals of Benefits of the Participant made pursuant to Section 6.4b.

   2.16. PLAN.


         The Sage Insurance Group, Inc. Non-Qualified Compensation Plan, as provided in this Plan document.

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   2.17. PLAN YEAR.


         The 12-consecutive month period beginning on each January 1 and ending on the immediately following December 31.

   2.18. QUALIFIED PLAN.


         The Money Purchase Pension Plan maintained by Sage for the benefit of its eligible employees, and known as the Sage Insurance Group, Inc. Retirement Plan.

   2.19. RABBI TRUST.


         The grantor trust established by Sage pursuant to Section 9 in order to accumulate funds to pay Benefits under the Plan.

   2.20. SAGE.


         Sage Insurance Group, Inc., a Delaware corporation with its office and principal place of business in Stamford, Connecticut.

   2.21. UNFORESEEABLE EMERGENCY.


         An Unforeseeable Emergency shall mean a severe financial hardship to the Participant resulting from (1) a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant (2) the loss of the Participant's property due to casualty, or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

3. ADMINISTRATION.

         This Plan shall be administered by a Committee appointed periodically by the Board of Directors of Sage. The Committee shall have the exclusive responsibility and complete discretionary authority to control the operation and the administration of this Plan, with all powers necessary to enable the Committee to properly carry out such responsibility, including, but not limited to, the power to construe the terms of this Plan, to determine status, coverage and eligibility for Benefits, and to resolve all interpretive, equitable and other questions that shall arise in the operation and administration of this Plan. All actions or determinations of the Committee shall be final, conclusive and binding on all persons.

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4. ELIGIBILITY.

    4.1. DEFERRED COMPENSATION ACCOUNT.


         Any employee of Sage (1) who is eligible for participation and is a participate in the Qualified Plan, and (2) whose Compensation is in excess of the maximum dollar limitation established pursuant to Section 401(a)(17) of the Code, and (3) is a member of a select group of management or highly compensated employees, shall be eligible to participate in this Plan as of the January 1 coinciding with or immediately following the date on which the employee becomes a participate in the Qualified Plan.

    4.2. ELECTIVE DEFERRAL ACCOUNT.


         Any employee of Sage (1) who is eligible for participation in this Plan pursuant to Section 4.2 and (2) any other employee who is a highly compensated employee within the meaning of Section 414 of the Code and
         (3) who is otherwise in a select group of management or highly compensation employees of Sage, shall be eligible to participate in the Plan by making Elective Deferrals under the Plan. The individual shall be eligible to participant in the Elective Deferral potion of the Plan as of the January 1 coinciding with or next following satisfying the conditions of eligibility set forth in this Section 4.2.

5. VESTING.

    5.1. ELECTIVE DEFERRAL ACCOUNT.


         A Participant shall be fully vested at all times in all amounts credited to the Participant's Elective Deferral Account.

    5.2. DEFERRED COMPENSATION ACCOUNT.


         A Participant shall vest in the Participant's Deferred Compensation Account in accordance with the vesting schedule applicable under the Qualified Plan.

6. PLAN ACCRUALS.

    6.1. DEFERRED COMPENSATION ACCOUNT.


         Sage shall establish a book reserve account, to be called the Deferred Compensation Account, in the name of each Participant. The Deferred Compensation Account shall be adjusted by the amounts determined under the Accrual Adjustments required pursuant to Section 6.4a and the Investment Adjustments required pursuant to Section 6.4b.

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    6.2. ELECTIVE DEFERRAL ACCOUNT.


         Sage shall establish a book reserve account, to be called the Elective Deferral Account, in the name of each Participant. The Elective Deferral Account shall be adjusted by the amounts determined under the Accrual Adjustments required pursuant to Section 6.4b and the Investment Adjustments required pursuant to Section 6.4b.

    6.3. ELECTIVE DEFERRALS.

                  a. A Participant may elect in writing, on a form acceptable to the Committee, to defer receipt of a portion of the Participant's Compensation paid by Sage. Such Compensation shall be deferred in accordance with procedures established by the Committee, and the Committee shall establish and communicate to each Participant the maximum deferral amount permitted for any Plan Year. Deferral Elections shall be made only on forms provided by the Committee.

                  b. The Deferral Election may be made during the December immediately preceding the Plan Year for which such Compensation is payable. An eligible employee who initially becomes a Participant in the Plan during a Plan Year shall be permitted to make a Deferral Election not later than 30 days after the individual becomes a Participant with respect to Compensation earned and paid after the date the election is made. A Deferral Election is irrevocable for the Plan Year for which made and shall continue to apply to future Plan Years unless changed by the Participant. A Participant may change the Deferral Election each December with such change effective with respect to Compensation earned and payable for the immediately following Plan Year. Deferral Elections may also be made out of bonus Compensation, with Deferral Elections being made prior to the declaration and payment of the bonus.

    6.4. ACCRUAL ADJUSTMENT.

                  a. Deferred Compensation Account. Sage shall credit to each Deferred Compensation Account of each Participant for each Plan Year an amount equal to the Participant's Excess Compensation for the Plan Year multiplied by 10.5%. The Accrual Adjustment shall be made as of the last day of each calendar month and shall be made within 30 days following the end of the calendar month. Sage may use reasonable estimates of Compensation and Excess Compensation throughout the Plan Year in making accruals. The book reserve account shall represent a journal entry reserve account, unfunded by Sage.

                  b. Elective Deferral Account. Sage shall credit to each Elective Deferral Account of each Participant for each calendar month an amount equal to the Participant's Elective Deferral Election made pursuant to Section 6.3. The


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                  Accrual Adjustment shall be made as of the last day of each calendar month for which Elective Deferrals are made and shall be made within 30 days following the end of the calendar month. The book account reserve shall represent a journal entry reserve account, unfunded by Sage.

    6.5. INVESTMENT ADJUSTMENT.

                  a. The Accounts of each Participant shall be adjusted as of the end of each calendar quarter by an amount equal to the balance to the credit of each Account multiplied by the Investment Adjustment Percentage. The Investment Adjustment shall be made within 30 days following the end of each calendar quarter.

                  b. In connection with the sponsorship of this Plan, Sage may establish a Rabbi Trust. Under the Rabbi Trust each Participant shall have the election to advise the Trustee regarding the theoretical investments which the Participant would make if the Participant were permitted to invest the funds under the Rabbi Trust at the time the Election Advice Form is delivered to the Trustee and allowing sufficient time for appropriate investment adjustments. If the Participant files an Election Advice Form with the Trustee, or an appropriate investment advisor appointed by the Trustee, the Investment Adjustment Percentage for that calendar quarter shall be equal to the investment return that an investment equal to the Account would have earned if invested by the Trustee in such fashion. A Participant may change the election by submitting a revised Election Advice Form to the Trustee, or the appropriate investment advisor. The revised election shall be effective as soon as administratively practicable taking into account reasonable time for information delivery.

                  c. If a Rabbi Trust is established and an Election Advice Form is not filed during any period, the Investment Adjustment Percentage for the calendar quarter shall be equal to the investment return that the Rabbi Trust would have earned if the Trustee had invested the balance to the credit of a Participant's Account in a manner identical to the investments actually made by the Trustee for the period.

                  d. During any period that a Rabbi Trust Account is not established for an Account of a Participant, the Investment Adjustment shall be equal to the return on the Participant's individual account under the Qualified Plan. If the Participant does not have an individual account under the Qualified Plan the Investment Adjustment Percentage shall be imputed to be the investment return for the applicable period under the Qualified Plan.

                  e. Because the Plan is being established in December 1998, no Investment Adjustments shall be made for the 1998 Plan Year.

7. BENEFITS.

    7.1. TERMINATION OF EMPLOYMENT.


                  In the event of the Participant's termination of employment with Sage, for any reason whatsoever, the Participant shall receive a lump sum cash payment from Sage in an amount equal to the vested balance to the credit of the Participant's Accounts. The payment of the Benefit shall be subject to any and all withholding requirements to which deferred compensation benefits may be subject under federal, state or local law.

    7.2. DEATH BENEFIT.


                  In the event of the Participant's death, the Benefit shall be paid to the Participant's Designated Beneficiary.

    7.3. UNFORESEEABLE EMERGENCY.


                  A Participant may request a distribution due to Unforeseeable Emergency by submitting a written request to the Committee accompanied by evidence to demonstrate that the circumstances being experienced qualify as an Unforeseeable Emergency. The Committee shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a hardship distribution due to an Unforeseeable Emergency is approved, the distribution is limited to an amount sufficient to meet the emergency. The allowed distribution shall be payable in a method determined by the Committee as soon as possible after approval of such distribution. A Participant who has commenced receiving installment payments under the Plan may request acceleration of such payments in the event of an Unforeseeable Emergency. The Committee may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency.

    7.4. TIME OF PAYMENT.


                  All Benefits must be paid within 60 days following the Participant's termination of employment or death, whichever is applicable. Distributions due as a result of the determination by the Committee of an Unforeseeable Emergency shall be made as soon as administratively feasible after making the determination.

8. SOURCE OF BENEFITS.

         Benefits shall constitute an unfunded, unsecured promise by Sage to provide such payments in the future, as and only to the extent such Benefits become payable. Benefits shall be paid from the general assets of Sage, and no person shall, by virtue of this Plan, have any interest in such assets (other than as an unsecured creditor of Sage).

9. RABBI TRUST.

         Sage may establish a grantor trust described in Treasury Regulation
         Section 1.677(a)-(d) to accumulate funds to pay Benefits under the Plan to Participants. The Rabbi Trust assets shall be subject to the claims of Sage's general creditors and shall be used to satisfy the claims of Sage's general creditors in the event Sage is "Insolvent" under the terms of the Rabbi Trust.

10. ASSIGNMENT.

         Except as otherwise provided by this Plan, it is agreed that neither a Participant nor a Designated Beneficiary nor any other person or persons shall have any right to commute, sell, assign, transfer, encumber, pledge or otherwise convey the right to receive any Benefits hereunder. All Benefits and the accompanying rights are expressly declared to be nontransferable.

11. NO RETENTION OF SERVICES.

         Benefits payable under this Plan shall be independent of, and in addition to, any other compensation payable by Sage to a Participant, whether fees, bonus, retirement income under employee benefit plans sponsored or maintained by Sage or otherwise. This Plan shall not be deemed to constitute a contract of employment between Sage and any Participant.

12. REORGANIZATION.

         Sage agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing organization shall expressly assume the rights and obligations of Sage under this Plan. Sage further agrees that it will not cease its business activities or terminate its existence, other than as set forth in this paragraph, without having made adequate provision for the fulfillment of its obligation hereunder.

13. AMENDMENT AND TERMINATION.

         Sage may amend or terminate the Plan at any time, provided that no such amendment or termination shall, without the written consent of an affected Participant, alter or impair any rights of the Participant under the Plan.

14. GOVERNING LAW.

         This Plan shall be construed and governed in all respects under and by the laws of the state of Delaware. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

15. HEADINGS; GENDER.

         Headings and subheadings in this Plan are inserted for convenience and reference only and constitute no part of this Plan. This Plan shall be construed, where required, so that the masculine gender includes the feminine.

16. INTERPRETATION OF THE PLAN.

         The Committee shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Committee shall be conclusive and binding on all affected parties.

17. LEGAL FEES.

         In the event any dispute shall arise between a Participant and Sage as to the terms or interpretation of this Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Participant to enforce the terms of this Plan or in defending against any action taken by Sage, Sage shall reimburse the Participant for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions; provided that the Participant shall return such amounts to Sage if the Participant fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in the Participant's favor. Such reimbursements to a Participant shall be paid within 10 days of the Participant furnishing to Sage written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Participant. Any such request for reimbursement by a Participant shall be made no more frequently than at 30 day intervals.

18. GENERAL CREDITOR STATUS AND UNFUNDED OBLIGATION.

         This Plan constitutes a mere contractual promise by Sage to make the future payments as provided under this Plan to Participants and, where applicable, to Designated Beneficiaries. Notwithstanding any other provision of this Plan to the contrary, a Participant and the Participant's Designated Beneficiary shall be treated as general, unsecured creditors of the Plan, at all times under the Plan. Neither a Participant nor a Designated Beneficiary shall have any preferred claim on, or any beneficial interest in, any assets of the Plan or the Rabbi Trust, if any, maintained in connection with this Plan, or any other person which is superior in any manner to the right of any other general and unsecured creditor of Sage.

19. TAX AND ERISA STATUS.

         It is the intention of Sage that the Deferred Compensation Accounts be unfunded for tax purposes and this Plan shall be construed and operated to effect such intent. Further, it is intended that the recognition of income on amounts accrued for a Participant (and any related adjustments) shall be determined under Section 451(a) of the Code and such recognition shall be deferred until such amounts are actually received by the Participant. Further, it is intended that this Plan not be subject to the provisions of ERISA, with the exception of limited provisions of ERISA applicable to plans of deferred compensation for the benefit of a select group of management or highly compensated employees.

20. CLAIMS PROCEDURE.

   20.1. CLAIMS FOR BENEFITS.

         Any claim for Benefits shall be made in writing to the Committee. In the event such a claim to all or any part of any Benefit under this Plan shall be denied, the Committee shall provide to the claimant, within 90 days (or such additional period required by special circumstances, but not to exceed an additional 90 days, provided written notice of the extension shall be furnished to the claimant prior to the commencement of the extension) after receipt of such claim, a written notice setting forth, in a manner calculated to be understood by the claimant:

                  a. The specific reason or reasons for the denial.

                  b. Specific references to the pertinent Plan provisions on which the denial is based.

                  c. A description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary.

                  d. An explanation of the Plan's procedure for review of the denial of a claim.

   20.2. REVIEW OF DENIAL OF CLAIMS.


         Within 60 days after receipt of the above material, the claimant may appeal the claim denial to the Committee for a full and fair review. Within such 60 days, the claimant or the Claimant's duly authorized representative:

                  a. May request a review upon written notice to the Committee.

                  b. May review pertinent documents.

                  c. May submit issues and comments in writing.

   20.3. DECISION ON REVIEW OF DENIAL.


         A decision by the Committee will be made not later than 60 days (or such additional period required by special circumstances, but not to exceed an additional 60 days, provided, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension) after receipt of a request for review. The Committee's decision on review shall be written and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

21. SELECT GROUP OF EMPLOYEES.

         The determination of whether an employee is a member of a select group of management or highly compensated employees shall be determined consistent with Sections 201(2), 301(a)(3) and 401(a) of ERISA.

         Adopted this __ day of May, 1999.






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                                                   SAGE INSURANCE GROUP, INC.


                                                   By_________________________

                                                   Title________________________



















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